UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Scott Whisten

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

ITEM 1.	REPORT TO SHAREHOLDERS

Premier Multi-Series

VIT

RCM Dynamic Multi-Asset Plus Portfolio

Semiannual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolio’s website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Portfolio at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly to request that you continue to receive paper copies of your shareholder reports. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Portfolio or all funds held in your account if you invest through your financial intermediary.

2 – 3	Letter from the President

4 – 6	Portfolio Summary

7 – 8	Important Information

9 – 11	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16 – 23	Notes to Financial Statements

24	Changes to the Board of Trustees and Officers

25 – 28	Matters Relating to the Trustees’ Consideration of the Investment Management Agreement

29 – 31	Privacy Policy

Letter from the President

Thomas J. Fuccillo President & CEO

Dear Shareholder,

The U.S. economic expansion continued during the six-month fiscal reporting period ended June 30, 2019. In contrast, economic growth overseas weakened. Over this period, global equities generated strong results. Meanwhile, the overall U.S. bond market posted a solid return during the period.

For the six-month reporting period ended June 30, 2019, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned 9.73%, underperforming the 12.72% return for its blended benchmark index.

Turning to the U.S. economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 1.1% annual pace during the fourth quarter of 2018. The U.S. economy then grew at a 3.1% annual pace during the first quarter of 2019. Finally, the Commerce Department’s initial reading showed that the economy expanded at a 2.1% annual pace in the second quarter of the year.

Looking back, the U.S. Federal Reserve (the “Fed”) raised rates four times in 2018, with the last hike pushing the federal funds rate to a range between 2.25% and 2.50%. However, at its January 2019 meeting, the Fed indicated that it expected to pause from tightening monetary policy as it monitored incoming economic data. Then, at its June 2019 meeting, the Fed said “The Committee continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric 2 percent objective as the most likely outcomes, but uncertainties about this outlook have increased.” In his press conference after the meeting Fed Chair Powell stated, “The case for somewhat more accommodative policy has strengthened.” Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This was the Fed’s first rate cut since 2008.

Economic growth outside the U.S. weakened during the reporting period and the European Central Bank (“ECB”) and the Bank of Japan largely maintained their accommodative monetary policies. In June 2019, the ECB announced that it now expects to keep interest rates “at their present levels at least through the first half of 2020.” Later in the month, ECB President Mario Draghi said the central bank would consider how to adapt their policy tools “commensurate to the severity of the risk” to the economic outlook. In the United Kingdom, the Bank of England remained on hold throughout the reporting period.

Outlook

After a strong start to 2019, the markets abruptly turned volatile. In our opinion, the global economy looks increasingly fragmented, and our outlook calls for more unease over trade tensions and politics.

The outcome of U.S. and China trade negotiations seems uncertain and we currently see only slightly better-than-even odds of the two countries signing a much-needed agreement. Without a deal, U.S. tariffs could expand into consumer-oriented areas, increasing the prices of imported goods. The Fed will watch inflation closely, especially if more trade tariffs are implemented. The U.S. central bank may be less inclined to keep rates low if inflation moves higher, which could undermine support for high stock prices. Still, while the U.S. economy remains late-cycle, it isn’t yet facing a recession.

The second half of 2019 will be important for the European Union as it appoints new members to its leadership team. Support for mainstream pro-European parties held up in recent Parliamentary elections, but the legislative body will likely end up more fragmented and decision-making could slow. Meanwhile, in the UK, economic and corporate uncertainty is being prolonged by the extension of the Brexit decision until October 31, 2019. The election of a new Prime Minister raises additional questions about the future path of Brexit and policymaking overall.

With political uncertainty high, investors might consider pivoting towards income-generating investments — but with low to negative yields on many bonds and cash, we believe the biggest risk is still to take no risk. In our view, it will be important to take an active approach to investing. This could involve watching out for high-priced assets and taking contrarian positions when attractive valuations can be found.

On behalf of Allianz Global Investors U.S. LLC, the Portfolio’s investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio

For the period of January 1, 2019 through June  30, 2019, as provided by the Multi-Asset US Group.

Portfolio Insights

For the six-month period ended June 30, 2019, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned 9.73%, underperforming its custom benchmark, comprising 35% S&P 500 Index/20% MSCI EAFE Index/5% MSCI EM Index/25% Bloomberg Barclays U.S. Aggregate Government Bond Index/10% Bloomberg Barclays U.S. Corporate Bond Index/5% JPM EMBI+ Index (the “benchmark”), which returned 12.72%.

Market Overview

The year started off on a strong footing, and global equities rallied strongly over the first half of 2019, with many markets delivering double-digit gains. Stocks rebounded from the steep sell-off seen at the end of 2018 as sentiment was boosted by hopes of improved trade relations between the U.S. and China and monetary policy U-turns from key central banks. Equity markets ratcheted higher until May when global stocks suffered a sharp set-back with escalating concerns about the U.S. and China trade dispute. In June, central banks issued a series of dovish comments which caused stocks to rally once more and countered concerns over heightened geopolitical risks in the Middle East.

Global bonds rallied as yields plunged in the second quarter of 2019 amid increasing speculation that central banks would need to reinstate some of the extraordinary policy measures employed following the financial crisis. The yield on the 10-year U.S. Treasury bond declined, briefly falling below 2.0%. European bond yields fell to record lows in June, with the 10-year German Bund yield touching a fresh low of -0.34%. 10-year Japanese bond yields also moved decisively below zero.

With economic news signaling that global growth was weakening and inflation easing, many central banks indicated they were reconsidering their monetary stance. In March, the U.S. Federal Reserve (Fed) signaled that it would likely refrain from raising rates throughout the rest of 2019. It became even more dovish in June, dropping any reference to be “patient” in determining changes to interest rates, adding to speculation that it might soon reduce rates.

In currencies, the Japanese yen strengthened, with the sharp sell-off in global stocks and heightened geopolitical tensions in the Middle East increasing its appeal as a safe-haven asset during May and June. The U.S. dollar remained strong for much of the period but eased against the euro towards the end of the second quarter due to rising speculation that the Fed would soon cut rates. In contrast, the British pound reversed its earlier strength and weakened considerably in the second quarter amid rising fears of a no-deal Brexit.

Oil prices rose throughout much of the period. However, by early June, oil prices had fallen back to a six-month low, before heightened geopolitical tensions in the Middle East helped support prices slightly towards the month-end. Meanwhile, gold rallied in June, approaching a six-year high, as it was bolstered by safe-haven buying and a weaker tone to the U.S. dollar.

Portfolio Review

The first half of the year was characterized by risk markets climbing the wall of worry with respect to trade tariffs and expectations of slowing growth. From the December lows, equities were led higher by the U.S. and European markets gaining double-digit percentages in the first 60 days of the year. At the start of the period, the Portfolio was very defensively positioned and underweight across equity regions given the depth and severity of the downturn in the fourth quarter of 2018. This underweight positioning was the main detractor from performance during the first half of the year, though this was somewhat offset by overweight allocations to credit and spread assets in fixed income.

By the end of February, the Portfolio had begun to take a more aggressive stance with respect to risk assets in light of the improving financial conditions and price action. For the remainder of the period, the Portfolio modestly increased exposure to equities throughout the period and by the end of the second quarter, the portfolio was overweight and close to its maximum range. In fixed income, we remain constructive on interest rates given the prospect of rate cuts and further quantitative easing from the European Central Bank, and have expressed this through overweight positions in credit and emerging market debt.

Outlook

Looking ahead, markets are in the process of weighing the positives of a more stimulative central bank policies against the negatives of slowing global growth and rapidly deteriorating financial conditions. Easier monetary policies by nearly all global central banks are likely to keep developed economies well supported in our view. On the bright side, geopolitical tensions seem to have subsided for the time being after the G20 summit which did not result in an escalation of tensions between any of the major protagonists. In addition, European tensions are subsiding, with Italy agreeing to smaller deficit conditions and the UK still working through its domestic stalemate with respect to any Brexit.

We remain cautiously optimistic on the U.S. and emerging markets with the expectation of some positive resolution on trade heading into the 2020 election. However with valuations towards the high end of the historical ranges, we will be specifically focused on corporate earnings as a signal of the future path of markets. The market’s backstop is in the form of global central bank policies which have pre-emptively shifted to an easing bias, which should help underpin both equity markets and credit markets for the next several months.

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Average Annual Total Return for the period ended June 30, 2019

	6 Month*	1 Year	Since Inception†
RCM Dynamic Multi-Asset Plus VIT Portfolio	9.73%	4.29%	3.05%

MSCI AC World Index††	16.23%	5.74%	6.27%

35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays U.S. Agg Gov’t/10% Bloomberg Barclays US Corp./5% JPM EMBI+ Index††	12.72%	7.75%	5.65%

Lipper (VIP) Mixed-Asset Target Allocation Moderate Funds Average	11.58%	5.70%	4.59%

*	Cumulative return
†	The Portfolio began operations on 4/27/15. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 4/30/15.
††

The Bloomberg Barclays US Aggregate Government Bond Index includes treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of US Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US Government).

The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. The index is a component of the US Aggregate Credit Index.

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) tracks total returns for US dollar-denominated debt instruments of the Emerging Markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index (“MSCI ACWI”) captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. Performance data shown for the index is net of dividend tax withholding.

The MSCI EAFE Index (Europe, Australasia, Far East) is an equity index which captures large and mid cap representation across the developed markets countries around the world, excluding the US and Canada. The index is comprehensive, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Performance data shown for the index is calculated net of dividend tax withholding.

The Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.99%. This ratio does not include an expense reduction, contractually guaranteed through April 30, 2020. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current prospectus dated May 1, 2019. Portfolio performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges and assumes that all dividends and capital gain distributions, if any, were reinvested.

Cumulative Returns Through June 30, 2019	Asset Allocation (as of June 30, 2019)
	Exchange-Traded Funds	73.2%
	U.S. Treasury Obligations	16.1%
	Cash & Equivalents — Net	10.7%

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Shareholder Expense Example

	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,097.30	$5.77
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.29	$5.56

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365. These expenses do not include the expenses of the investment companies in which the Portfolio invests, which are indirectly borne by the Portfolio shareholders.

Unaudited

Important Information

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”).

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

“Cash & Equivalents—Net” in the Allocation Summary is comprised of cash, repurchase agreements, U.S. Treasury Bills and other assets less liabilities, including net unrealized appreciation (depreciation) on futures contracts.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through June 30, 2019.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Unaudited

Important Information (cont’d)

Proxy Voting

The Portfolio’s Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Premier Multi-Series VIT (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 2019, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors LLC, website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-PORT

The Trust files its complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which will be available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-PORT is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited)

Shares		Value
EXCHANGE-TRADED FUNDS—73.2%

57,963	iShares Core MSCI EAFE	$3,558,928
25,670	iShares Core S&P 500	7,566,232
7,988	iShares iBoxx $ High Yield Corporate Bond	696,394
9,665	iShares iBoxx $ Investment Grade Corporate Bond	1,202,036
16,902	iShares JPMorgan USD Emerging Markets Bond	1,914,828
10,934	iShares MSCI Emerging Markets Index	469,178
9,266	iShares U.S. Real Estate Index	809,014
4,280	Vanguard S&P 500	1,151,962

Total Exchange-Traded Funds (cost-$16,681,195)		17,368,572

Principal
Amount
(000s)
U.S. TREASURY OBLIGATIONS—16.1%

$ 675	U.S. Treasury Bonds, 3.00%, 11/15/44	736,963
	U.S. Treasury Notes,
250	2.00%, 5/31/21	251,055
1,200	2.00%, 10/31/22	1,210,406
1,075	2.25%, 11/15/25	1,100,531
500	2.75%, 2/15/28	531,563

Total U.S. Treasury Obligations (cost-$3,689,703)		3,830,518

SHORT-TERM INVESTMENTS—9.1%

Repurchase Agreements—4.9%
1,165	State Street Bank and Trust Co., dated 6/28/19, 0.50%, due 7/1/19, proceeds $1,165,049; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $1,192,621 including accrued interest (cost-$1,165,000)	1,165,000

U.S. Treasury Obligations (a)—4.2%
	U.S. Treasury Bills,
500	2.02%, 7/25/19	499,337
500	2.108%, 9/19/19	497,654

Total U.S. Treasury Obligations (cost-$997,038)		996,991

Total Short-Term Investments (cost-$2,162,038)		2,161,991

Total Investments (cost-$22,532,936)-98.4%		23,361,081

Other assets less liabilities (b)-1.6%		373,035

Net Assets-100.0%		$23,734,116

See accompanying Notes to Financial Statements	9

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Rates reflect the effective yields at purchase date.

(b)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at June 30, 2019:

Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	6	9/30/19		$600		$709	$8,896
10-Year Ultra U.S. Treasury Bond	3	9/19/19		300		414	3,370
E-mini S&P 500 Index	2	9/20/19		—	(d)	294	365
Euro-Bund 10-Year Bond	3	9/6/19	EUR	300		458	12,834
Euro STOXX 50 Index	15	9/20/19		—	(d)	591	14,987
MSCI EAFE Index	3	9/20/19		$—	(d)	289	728
SPI 200 Index	4	9/19/19	AUD	—	(d)	461	5,044

							$46,224

Short position contracts:
2-Year U.S. Treasury Note	(5)	9/30/19		$(1,000)		$(1,076)	$1,398
TOPIX Index	(2)	9/12/19	JPY	(20)		(288)	(3,069)

							$(1,671)

							$44,553

(c)	At June 30, 2019, the Portfolio pledged $436,160 in cash as collateral for futures contracts.

(d)	Notional amount rounds to less than 500.

(e)	Fair Value Measurements- See Note 1(b) in the Notes to Financial Statements.

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/19
Investments in Securities—Assets
Exchange-Traded Funds	$17,368,572	—	—	$17,368,572
U.S. Treasury Obligations	—	$4,827,509	—	4,827,509
Repurchase Agreements	—	1,165,000	—	1,165,000

	17,368,572	5,992,509	—	23,361,081

Other Financial Instruments* – Assets
Interest Rate Contracts	26,498	—	—	26,498
Market Price	21,124	—	—	21,124

	47,622	—	—	47,622

Other Financial Instruments* – Liabilities
Market Price	(3,069)	—	—	(3,069)

Totals	$17,413,125	$5,992,509	—	$23,405,634

*	Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See accompanying Notes to Financial Statements	10

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

(f)	The following is a summary of the Portfolio’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2019:

Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$21,124	$26,498	$47,622

Liability derivatives:
Unrealized depreciation on futures contracts*	$(3,069)	$—	$(3,069)

*

Included in net unrealized appreciation of $44,553 on futures contracts as reported in the Portfolio’s Notes to Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivatives on the Statement of Operations for the six months ended June 30, 2019:

Location	Market Price	Interest Rate Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(317,238)	$12,713	$(304,525)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(60,976)	$98,653	$37,677

The average volume (based on the open positions at each month-end) of derivative activity during six months ended June 30, 2019:

Futures Contracts (1)
Long	Short
20	27

(1)	Number of contracts.

Glossary:

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

EUR—Euro

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	11

Statement of Assets and Liabilities

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited)

Assets:
Investments, at value (cost - $22,532,936)	$23,361,081

Cash	182

Deposits with brokers for derivatives collateral	436,160

Dividends and interest receivable	21,288

Receivable for variation margin on futures contracts	7,089

Receivable from Investment Manager	5,284

Investments in Affiliated Funds—Trustees Deferred Compensation Plan (see Note 5)	3,865

Total Assets	23,834,949

Liabilities:
Servicing fees payable	4,491

Trustees Deferred Compensation Plan payable (see Note 5)	3,865

Payable for Portfolio shares redeemed	2,634

Accrued expenses	89,843

Total Liabilities	100,833

Net Assets	$23,734,116

Net Assets Consist of:
Paid-in-capital	22,745,804

Total distributable earnings	988,312

Net Assets	$23,734,116

Shares Issued and Outstanding	2,351,927

Net Asset Value and Redemption Price Per Share	$10.09

See accompanying Notes to Financial Statements	12

Statement of Operations

RCM Dynamic Multi-Asset Plus VIT Portfolio

Six Months ended June 30, 2019 (unaudited)

Investment Income:
Dividends	$254,145

Interest	73,658

Total Investment Income	327,803

Expenses:
Investment management	87,995

Legal	45,285

Servicing	31,427

Custodian and accounting agent	26,322

Audit and tax services	22,522

Shareholder communications	16,233

Transfer agent	6,392

Insurance	2,917

Trustees	1,716

Line of credit commitment	534

Miscellaneous	1,175

Total Expenses	242,518

Less: Fee Waiver/Reimbursement from Investment Manager	(102,449)

Net Expenses	140,069

Net Investment Income	187,734

Realized and Change in Unrealized Gain (Loss):
Investments	333,684

Futures contracts	(304,525)

Foreign currency transactions	(101)

Net change in unrealized appreciation/depreciation of: Investments	2,155,268

Futures contracts	37,677

Foreign currency transactions	(444)

Net realized and change in unrealized gain	2,221,559

Net Increase in Net Assets Resulting from Investment Operations	$2,409,293

See accompanying Notes to Financial Statements	13

Statement of Changes in Net Assets

RCM Dynamic Multi-Asset Plus VIT Portfolio

	Six Months ended June 30, 2019 (unaudited)	Year ended December 31, 2018
Investment Operations:
Net investment income	$187,734	$365,776

Net realized gain	29,058	286,772

Net change in unrealized appreciation/depreciation	2,192,501	(2,311,280)

Net increase (decrease) in net assets resulting from investment operations	2,409,293	(1,658,732)

Distributions to Shareholders:
Total distributions paid	(11,597)	(703,659)

Portfolio Share Transactions:
Net proceeds from the sale of shares	1,440,760	14,276,751

Reinvestment of distributions	11,597	703,659

Cost of shares redeemed	(5,888,965)	(9,255,744)

Net increase (decrease) from Portfolio share transactions	(4,436,608)	5,724,666

Total increase (decrease) in net assets	(2,038,912)	3,362,275

Net Assets:
Beginning of period	25,773,028	22,410,753

End of period	$23,734,116	$25,773,028

Shares Issued and Redeemed:
Issued	149,403	1,424,664

Issued in reinvestment of distributions	1,145	75,890

Redeemed	(599,122)	(921,401)

Net increase (decrease)	(448,574)	579,153

See accompanying Notes to Financial Statements	14

Financial Highlights

RCM Dynamic Multi-Asset Plus VIT Portfolio

For a share outstanding throughout each period:^

	Six Months ended June 30, 2019 (unaudited)		Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016	Period from April 27, 2015* through December 31, 2015
Net asset value, beginning of period	$9.20		$10.09	$9.54	$9.30	$10.00

Investment Operations:
Net investment income (loss)	0.07		0.14	0.10	0.02	(0.01)

Net realized and change in unrealized gain (loss)	0.82		(0.77)	1.32	0.27	(0.69)

Total from investment operations	0.89		(0.63)	1.42	0.29	(0.70)

Dividends and Distributions to Shareholders from:
Net investment income	—		(0.14)	(0.15)	(0.05)	—

Net realized gains	—		(0.12)	(0.72)	—	—

Total dividends and distributions to shareholders	—		(0.26)	(0.87)	(0.05)	—

Net asset value, end of period	$10.09		$9.20	$10.09	$9.54	$9.30

Total Return(1)	9.73%		(6.28)%	14.90%	3.15%	(7.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$23,734		$25,773	$22,411	$25,275	$20,287

Ratio of expenses to average net assets with fee waiver/reimbursement(2)	1.11	%(3)	1.14%	1.11%	1.11%	1.15	%(3)(4)

Ratio of expenses to average net assets without fee waiver/reimbursement(2)	1.93	%(3)	1.93%	1.76%	1.74%	2.17	%(3)(4)

Ratio of net investment income (loss) to average net assets(2)	1.49	%(3)	1.40%	0.95%	0.25%	(0.23	)%(3)(4)

Portfolio turnover rate	39%		49%	91%	72%	58%

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(1)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(2)	Does not include expenses of the investment companies in which the Portfolio invests.
(3)	Annualized, unless otherwise noted.
(4)	Certain expenses incurred by the Portfolio were not annualized.

See accompanying Notes to Financial Statements	15

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited)

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of June 30, 2019, the Trust consisted of one investment series. These financial statements pertain to the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Prior to commencing operations on April 27, 2015, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolio’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies both issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolio’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and the Board of Trustees of the Portfolio (the “Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the six months ended June 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statement of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolio may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2019, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Portfolio is party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for the initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Portfolio), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross values are included in the Portfolio’s Schedule of Investments. As of June 30, 2019, the value of the related collateral exceeded the value of the repurchase agreements.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Exchange-Traded Funds

The Portfolio may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to an increase in interest rates or an issuer’s deterioration and/or default. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money as a result of movements in interest rates. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

The Portfolio is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Investments in repurchase agreements involve special risks. Repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

3. Underlying Funds Risk

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by AAM or its subsidiaries (the “Affiliated Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, “Underlying Funds”). Accordingly, the investment performance of the Portfolio depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in individual securities or other instruments. The Portfolio’s NAV will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when the Investment Manager believes share prices of other investment companies offer attractive values. To the extent that the Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times use derivatives for hedging purposes, the Portfolio reflect derivatives at fair value and recognize changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolio uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, The Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

5. Investment Manager/Distributor Fees & Deferred Compensation

AllianzGI U.S. serves as an investment manager to the Portfolio pursuant to an Investment Management Agreement (the “Agreement”) between AllianzGI U.S. and the Trust. Subject to the supervision of the Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. The Trust still has obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

6. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to irrevocably waive its Management fee and/or reimburse the Portfolio through April 30, 2020, to the extent that Total Portfolio Operating Expenses, excluding interest, tax, and extraordinary expenses and certain credits and other expenses, but plus the Portfolio’s acquired fund fees and expenses exceed 1.20% of the Portfolio’s average daily net assets. Under the Expense Limitation Agreement, the Investment Manager may recoup waived and/or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation is terminable by the Trust upon 90 days prior written notice to the Investment Manager or at any time by mutual agreement of the parties. As of June 30, 2019, the Investment Manager may recoup $141,770, $149,986 and $205,729 of expenses waived/reimbursed in fiscal years ended December 31, 2016, December 31, 2017 and December 31, 2018, respectively.

7. Investments in Securities

For the six months ended June 30, 2019, purchases and sales of investments, other than short-term securities were:

U.S. Government Obligations		All Other
Purchases	Sales	Purchases	Sales
—	$3,230,688	$9,358,837	$10,729,407

8. Income Tax Information

At June 30, 2019, the cost basis and net unrealized appreciation of investments in securities and other financial securities for federal income tax purposes were $22,557,155 and $848,479, respectively. Gross unrealized appreciation was $1,167,282 and gross unrealized depreciation was $318,803. The difference between book and tax appreciation is attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

9. Investments by Affiliates

At June 30, 2019, two segregated asset accounts that fund variable annuity contracts and variable life insurance policies sponsored by Allianz Life owned 100% of the Portfolio. Investment activities of these shareholders could have a material impact on the Portfolio.

10. Borrowings

The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2019 (unaudited) (continued)

representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund pays interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month London Interbank Offered Rate, subject to upward adjustment when any past due payments are outstanding. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 25, 2018 with an expiration date of October 24, 2019 (the “Amendment”). The Amendment changed a 0.25% usage fee on undrawn amounts, which had previously applied, to an annualized rate of 0.20%, to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. The Portfolio did not utilize the line of credit during the six months ended June 30, 2019.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio is authorized to enter into a master interfund lending agreement (the “Interfund Program”) with certain funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Participating Funds for temporary purposes. During the six months ended June 30, 2019, the Portfolio did not participate as a borrower or lender in the Interfund Program.

11. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

Changes to the Board of Trustees and Officers (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Effective January 1, 2019, Alan Rappaport was appointed Chairman of the Board of Trustees of the Portfolio.

Effective January 1, 2019, Sarah E. Cogan became an Independent Trustee of the Portfolio.

Effective March 21, 2019, A. Douglas Eu resigned as a Trustee of the Portfolio and Thomas J. Fuccillo became a Trustee of the Portfolio. Mr. Fuccillo is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Investment Manager and its affiliates.

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement (the “Agreement”) between Allianz Global Investors U.S. LLC (the “Investment Manager”) and the Trust, with respect to the Trust’s series RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Throughout the process, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in Investment Company Act of 1940 matters and that is independent of the Investment Manager (“Independent Counsel”), and with whom they met separately from the Investment Manager during the contract review meetings.

The Independent Trustees met in person on June 19, 2019 for the specific purpose of considering whether to approve the continuation of the Agreement for an additional year. The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, held a conference call on June 5, 2019 and met in-person on June 19, 2019 (the “contract review meetings”) with Independent Counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for the Portfolio using its Broadridge peer group for performance and expense comparisons.

At an in-person meeting held on June 19, 2019, the Board and the Independent Trustees unanimously approved the continuation of the Agreement for an additional one-year period from July 1, 2019 through June 30, 2020. The material factors and conclusions that formed the basis of this approval for the Portfolio are discussed below.

In connection with their deliberations regarding the approval of the Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Manager under the Agreement.

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by the Investment Manager in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of the Investment Manager regarding its personnel, operations, and financial condition as they relate to the Portfolio. The Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Portfolio, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by the Investment Manager and its affiliates. To assist with their review, the Independent Trustees reviewed a fact card for the Portfolio including, among other information, performance comparisons between the Portfolio and its Broadridge Performance Universe (as defined below), total return investment performance based on net asset value, investment objective, total net assets, annual fund operating expenses, portfolio managers, total expense ratio and management fee comparisons between the Portfolio and its Broadridge Expense Group (as defined below), and trends in the Investment Manager’s profitability from its advisory relationship with the Portfolio. They also considered a summary assigning a quadrant placement to the Portfolio based on an average of certain measures of performance (including in relation to risk) and fees/expenses versus peer group medians. The Independent Trustees also considered the risk profile of the Portfolio.

The Independent Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Independent Trustees’ deliberations are described below, although individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Portfolio are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of the same arrangements during the course of the year and in prior years.

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio (continued)

Performance Information

With respect to investment performance, the Independent Trustees considered information regarding the Portfolio’s performance net of the Portfolio’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Broadridge Performance Universe (as defined below). The Independent Trustees considered information provided by Broadridge for the Portfolio regarding the investment performance of a group of funds with investment classifications and/or objectives comparable to the Portfolio identified by Broadridge (the “Broadridge Performance Universe”), the performance of applicable benchmark indices, and the Portfolio’s total return investment performance (based on net assets) for various time periods. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Independent Trustees reviewed, among other information, comparative information showing performance for the Portfolio against its Broadridge Performance Universe for the one-year period, three-year period and the period since inception, each ended March 31, 2019. With respect to performance quintile rankings for the Portfolio compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Portfolio’s performance was below median for the one-year, three-year and since inception periods (in the fifth quintile for the one-year and since inception periods and in the fourth quintile for the three-year period). Noting that the Portfolio underperformed over certain periods, the Board discussed the Portfolio’s performance with the Investment Manager, potential reasons for the underperformance, and, if necessary, steps that the Investment Manager had taken, or intended to take, to improve performance. The Board considered the magnitude of the underperformance relative to the Broadridge Performance Universe and/or the benchmark (e.g., the amount by which the Portfolio underperformed). The Independent Trustees also met with the Portfolio’s portfolio manager in the 12-months prior to voting on the contract renewal to discuss the Portfolio’s performance. The Independent Trustees considered the Investment Manager’s responsiveness with respect to the Portfolio’s performance. The Independent Trustees noted that performance, especially short-term performance is only one of the factors they deem relevant to their consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the Agreement notwithstanding the Portfolio’s underperformance.

Nature, Extent, and Quality of Services

As part of their review, the Independent Trustees received and considered descriptions of various functions performed by the Investment Manager for the Portfolio, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Portfolio. The Independent Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Portfolio. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Manager responsible for portfolio management of the Portfolio; the ability of the Investment Manager to attract and retain capable personnel; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager.

In addition, the Independent Trustees noted the extensive range of services that the Investment Manager provides to the Portfolio beyond the investment management services. In this regard, the Independent Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of the Portfolio; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreement; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolio; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Portfolio in the future under the Agreement, including, but not limited to, the organization’s financial condition and operational stability. The Independent Trustees also considered that the Investment Manager assumes significant ongoing risks with respect to the Portfolio, including entrepreneurial and business risks the Investment Manager has undertaken in serving as investment manager and sponsor of the Portfolio, for which it is entitled to reasonable compensation. Specifically, its responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio (continued)

risks as they relate to the Portfolio. The Independent Trustees also noted the Investment Manager’s activities under its contractual obligation to oversee the Portfolio’s various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered the Investment Manager’s ongoing development of its own infrastructure and information technology to support the Portfolio through, among other things, cybersecurity, business continuity planning, and risk management.

The Independent Trustees also considered that the Investment Manager provides the Portfolio with office space, administrative services and personnel to serve as officers of the Portfolio, and that the Investment Manager and its affiliates pay all of the compensation of the Portfolio’s interested Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates).

Based on the foregoing, the Independent Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to the Portfolio given its investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Manager would otherwise be able to provide services to the Portfolio of sufficient extent and quality.

Fee and Expense Information and Comparisons

In assessing the reasonableness of the Portfolio’s fees and expenses under the Agreement, the Independent Trustees considered, among other information, the Portfolio’s management fee and total expense ratio as a percentage of average daily net assets and information regarding the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”). The Independent Trustees also noted the expense limitation agreement observed by the Investment Manager for the Portfolio that caps the total annual operating expenses of the Portfolio, subject to certain exclusions. The Independent Trustees also considered, among other items, the current Portfolio asset levels as compared to prior years.

In comparing the Portfolio to its Broadridge Expense Group, with respect to expenses, the Independent Trustees noted that the Portfolio was not charged a separate administration fee, recognizing that its management fee includes a component for administrative services, while many funds in the Broadridge Expense Group have separate advisory and administration agreements with separate fees.

To the extent applicable, the Independent Trustees considered information regarding the investment performance and fees for other funds or accounts managed by the Investment Manager or its affiliates with similar investment objectives and policies to those of the Portfolio (“similar accounts”). Specifically, the Independent Trustees reviewed information showing the contractual advisory fees charged by the Investment Manager to the similar accounts. In comparing these fees, the Independent Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Portfolio in comparison to institutional or separate accounts; the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio; the greater entrepreneurial risk in managing retail mutual funds; and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Portfolio is subject in comparison to institutional or separate accounts.

The Independent Trustees reviewed, among other information, information provided by Broadridge comparing the Portfolio’s management fee and ratio of total expenses to net assets (“Total Expense Ratio”) against its Broadridge Expense Group for the most recently reported fiscal year. The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during the Portfolio’s last fiscal year. The fee and expense results were prepared and provided by Broadridge and were not independently verified by the Independent Trustees. For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses and the fifth quintile corresponding to high fees and expenses. The Portfolio’s management fee was below the median and its Total Expense Ratio was above the median (in the third quintile) (on a net basis in each case) of its Broadridge Expense Group. In this regard, the Independent Trustees considered whether specific administration or oversight needs contributed to the Portfolio’s Total Expense Ratio being above the median.

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio (continued)

Economies of Scale and “Fall-Out” Benefits

The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Portfolio. The Independent Trustees took into account that, as an open end investment company, the Portfolio may raise additional assets, so as the assets of the Portfolio grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the expense limitation arrangements observed by the Investment Manager for the Portfolio. Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as Investment Manager to the Portfolio.

Profitability

The Independent Trustees considered the overall estimated profitability to the Investment Manager with respect to the Portfolio for the twelve months ended December 31, 2018. They also reviewed the Investment Manager’s aggregate profitability with respect to the Fund complex and the Investment Manager’s overall profitability with respect to all products globally. As part of its considerations, the Board considered the cost allocation methodology that the Investment Manager used in developing its estimated profitability figures. The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees recognized that the Investment Manager and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Portfolio and, based on their review, concluded that pre-tax profitability for advisory services was not unreasonable, nor did it appear to be excessive.

Conclusions

After reviewing these and other factors described herein, the Independent Trustees concluded, within the context of their overall conclusions regarding the Agreement and in their business judgment, that they were satisfied with the Investment Manager’s responses and ongoing efforts relating to the investment performance of the Portfolio. The Independent Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued, taking into account the Investment Manager’s agreement to observe an expense limitation agreement for the Portfolio. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreement with respect to the Portfolio was in the interests of the Portfolio and its shareholders, and determined to recommend that the continuance of the Agreement be approved by the full Board.

Privacy Policy (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy Policy (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

•

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

•

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

•	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

•	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

•	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

•	Facebook: https://de-de.facebook.com/about/privacy

•	Twitter: https://twitter.com/privacy

•	Linked In: https://www.linkedin.com/legal/privacy-policy

Privacy Policy (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Premier Multi-Series VIT

Trustees	Investment Manager
Alan Rappaport	Allianz Global Investors U.S. LLC
Chairman of the Board of Trustees	1633 Broadway
Sarah E. Cogan	New York, NY 10019
Deborah A. DeCotis
F. Ford Drummond	Distributor
Thomas J. Fuccillo	Allianz Global Investors Distributors LLC
Bradford K. Gallagher	1633 Broadway
Erick R. Holt	New York, NY 10019
James A. Jacobson
Hans W. Kertess	Custodian & Accounting Agent
James S. MacLeod	State Street Bank and Trust Co.
William B. Ogden, IV	801 Pennsylvania Avenue
Davey S. Scoon	Kansas City, MO 64105

Officers	Transfer Agent
Thomas J. Fuccillo	State Street Bank and Trust Company, which has
President and Chief Executive Officer	delegated its obligations as transfer agent to:
Scott Whisten	DST Asset Manager Solutions, Inc.
Treasurer, Principal Financial &	430 West, 7th Street, Suite 219968
Accounting Officer	Kansas City, MO 64105-1407
Angela Borreggine
Chief Legal Officer and Secretary	Independent Registered Public Accounting
Thomas L. Harter	Firm
Chief Compliance Officer	PricewaterhouseCoopers LLP
Richard J. Cochran	1100 Walnut Street, Suite 1300
Assistant Treasurer	Kansas City, MO 64106
Orhan Dzemaili
Assistant Treasurer	Legal Counsel
Debra Rubano	Ropes & Gray LLP
Assistant Secretary	Prudential Tower
Craig A. Ruckman	800 Boylston Street
Assistant Secretary	Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the Portfolio without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm, Eastern Time, or visit our website, us.allianzgi.com

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Disclosure not required for open-end management investment companies.

(b)	Not applicable.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT PURCHASERS

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99_ Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: August 26, 2019

By	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: August 26, 2019

By	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: August 26, 2019